Business and Intangible Asset Acquisitions and Joint Ventures	12 Months Ended
May. 31, 2015
Business Combinations [Abstract]
Business and Intangible Asset Acquisitions
BUSINESS AND INTANGIBLE ASSET ACQUISITIONS AND JOINT VENTURES

In the years ended May 31, 2015, 2014, and 2013, we acquired the following businesses and intangible assets:

	Date Acquired	Percentage Ownership
Fiscal 2015
Realex (Republic of Ireland)	March 25, 2015	95%
Ezidebit (Australia)	October 10, 2014	100%

Fiscal 2014
PayPros (United States)	March 4, 2014	100%

Fiscal 2013
Banca Civica (Spain)	December 12, 2012	100%
Accelerated Payment Technologies (United States)	October 1, 2012	100%

Fiscal 2015

Realex Payments

On March 25, 2015, we acquired approximately 95% of the outstanding shares of Pay and Shop Limited for €110.2 million in cash ($118.9 million equivalent as of the acquisition date) funded by borrowings on our revolving credit facility. Pay and Shop Limited, which does business as Realex Payments ("Realex"), is a leading European online payment gateway technology provider based in Dublin, Ireland. This transaction furthers our strategy to provide omni-channel solutions that combine gateway services, payment service provisioning and merchant acquiring across Europe. This transaction was recorded as a business combination. We recorded the assets acquired, liabilities assumed and noncontrolling interest at fair value as of the acquisition date. Due to the timing of this transaction, we have not finalized the valuation of intangible assets acquired and related deferred income taxes. In connection with the acquisition of Realex, we paid a transaction-related tax of $1.2 million. Other acquisition costs were not material. The revenue and earnings of Realex for the year ended May 31, 2015 were not material nor were the historical revenue and earnings of Realex material for the purpose of presenting pro forma information for the current or prior-year periods.

The following table summarizes the preliminary fair value of the assets acquired, liabilities assumed and the noncontrolling interest as of the acquisition date (in thousands):

Cash	$4,082
Customer-related intangible assets	16,079
Acquired technology	39,820
Trade name	3,453
Other intangible assets	399
Other assets	6,183
Liabilities	(3,860)
Deferred income tax liabilities	(7,216)
58,940
Goodwill	67,220
Noncontrolling interest	(7,280)
Total purchase consideration	$118,880

Goodwill of $67.2 million arising from the acquisition was included in the Europe segment and was attributable to expected growth opportunities in Europe and an assembled workforce to support the newly acquired technology. Goodwill associated with this acquisition is not deductible for tax purposes. The customer-related intangible assets have an estimated amortization period of 16 years. The acquired technology has an estimated amortization period of 10 years. The trade name has an estimated amortization period of 7 years.

Ezidebit

On October 10, 2014, we completed the acquisition of 100% of the outstanding stock of Ezi Holdings Pty Ltd ("Ezidebit") for AUD302.6 million in cash ($266.0 million equivalent as of the acquisition date). This acquisition was funded by a combination of cash on hand and borrowings on our revolving credit facility. Ezidebit is a leading integrated payments company focused on recurring payments verticals in Australia and New Zealand. Ezidebit markets its services through a network of integrated software vendors and direct channels to numerous vertical markets. We acquired Ezidebit to establish a direct distribution channel in Australia and New Zealand and to further enhance our existing integrated solutions offerings. This transaction was recorded as a business combination. We recorded the assets acquired and liabilities assumed at fair value as of the acquisition date. Due to the timing of this transaction, we have not finalized the valuation of deferred income taxes. Acquisition costs associated with this purchase were not material. The revenue and earnings of Ezidebit for the year ended May 31, 2015 were not material nor were the historical revenue and earnings of Ezidebit material for the purpose of presenting pro forma information for the current or prior-year periods.

The following table summarizes the preliminary fair value of the assets acquired and liabilities assumed as of the acquisition date (in thousands):

Cash	$45,826
Customer-related intangible assets	42,721
Acquired technology	27,954
Trade name	2,901
Other assets	4,152
Liabilities	(49,797)
73,757
Goodwill	192,225
Total purchase consideration	$265,982

Goodwill of $192.2 million arising from the acquisition was included in the Asia-Pacific segment and was attributable to expected growth opportunities in Australia and New Zealand, as well as growth opportunities and operating synergies in integrated payments in our existing Asia-Pacific and North America markets. Goodwill associated with this acquisition is not deductible for tax purposes. The customer-related intangible assets have an estimated amortization period of 15 years. The acquired technology has an estimated amortization period of 15 years. The trade name has an estimated amortization period of 5 years.

Central and Eastern European Venture

On July 27, 2015 we announced an agreement with CaixaBank, S.A. ("CaixaBank") and Erste Group Bank AG (“Erste Group”) to form a venture to provide merchant acquiring and payment services in three core Central and Eastern Europe locations: the Czech Republic, the Slovak Republic and Romania. As part of the agreement, Global Payments and CaixaBank will form an entity, of which Global Payments will have a 51 percent majority interest. This newly formed entity will pay €30 million ($33 million equivalent as of the agreement date) in cash to acquire a 51 percent majority ownership in the venture with Erste Group, which will contribute its existing merchant acquiring businesses in each of the three countries to the venture and hold a 49 percent interest. The transaction is expected to close in the second half of fiscal 2016, subject to receipt of regulatory approvals and satisfaction of customary closing conditions.

FIS Gaming Business

On September 30, 2014, we entered into an asset purchase agreement with Certegy Check Services, Inc., a wholly-owned subsidiary of Fidelity National Information Services, Inc. ("FIS"), to acquire substantially all of the assets of its gaming business related to licensed gaming operators (the "FIS Gaming Business"). On June 1, 2015, after the end of fiscal 2015, we completed the acquisition, which includes approximately 260 gaming client locations, for $237.5 million in cash, funded from borrowings on our revolving credit facility and cash on hand. We acquired the FIS Gaming Business to expand our direct distribution and service offerings in the gaming industry. This transaction will be recorded as a business combination, and we will record the assets acquired and liabilities assumed at fair value as of the acquisition date. Due to the timing of this transaction, the initial accounting for the business combination is incomplete because the appraisal of the acquired assets has not yet been received. Acquisition costs associated with this purchase were not material.

On September 30, 2014, we entered into a gaming bureau license agreement and an outsourcing agreement with FIS. Under the license agreement, we acquired a perpetual software license for a gaming bureau application that we believe enhances our casino clients’ credit decision process. The software license is reflected in property and equipment in our consolidated balance sheet at May 31, 2015. Under the outsourcing agreement, which has a term of 10 years, we have engaged FIS to provide a variety of services for our gaming clients, including: check and ACH verification services, collection services, claims management services, billing services and other gaming bureau services. The outsourcing agreement became effective on June 1, 2015, when the asset purchase agreement closed.

Bank of the Philippine Islands

On December 17, 2014, we announced an agreement with Bank of the Philippine Islands ("BPI") to provide merchant acquiring and payment services in the Philippines. We believe this arrangement will enable us to expand our direct distribution in the Philippines, further leverage our technological strengths and provide superior product and service offerings to customers in the Philippines. Under this arrangement, BPI will contribute its existing merchant acquiring business to our subsidiary in the Philippines, Global Payments Asia-Pacific Philippines Incorporated ("GP Philippines"), in return for a 49% ownership interest in GP Philippines and a cash payment of $3.6 million. We will retain a controlling 51% interest in GP Philippines, which is included in our Asia-Pacific segment. The transaction is expected to close late in the first quarter of fiscal 2016, subject to receipt of regulatory approvals and satisfaction of customary closing conditions.

Fiscal 2014

PayPros

On March 4, 2014, we completed the acquisition of 100% of the outstanding stock of Payment Processing, Inc. ("PayPros") for $426.5 million in cash. We funded the acquisition with a combination of cash on hand and borrowings on our Term Loan (as defined in "Note 6 - Long Term Debt and Credit Facilities"). PayPros is a provider of fully-integrated payment solutions for small-to-medium sized merchants in the United States.  PayPros delivers its services through a network of technology-based enterprise software partners to vertical markets that are complementary to the markets served by Accelerated Payment Technologies ("APT"), which we acquired in October 2012. We acquired PayPros to expand our direct distribution capabilities in the United States and to further enhance our existing integrated solutions offerings. This transaction was recorded as a business combination. We recorded the assets acquired and liabilities assumed at fair value as of the acquisition date. Acquisition costs associated with this business combination were not material.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date (in thousands):

Property and equipment	$1,680
Customer-related intangible assets	147,500
Contract-based intangible assets	30,200
Acquired technology	10,800
Other assets	3,872
Deferred income tax liabilities	(38,478)
155,574
Goodwill	270,878
Total purchase consideration	$426,452

Goodwill of $270.9 million arising from the acquisition was included in the North America segment and was attributable primarily to operating synergies with the services offered and markets served by PayPros. The goodwill associated with the acquisition is not deductible for tax purposes. The customer-related intangible assets and the contract-based intangible assets have estimated amortization periods of 13 years. The acquired technology has an estimated amortization period of 7 years.

The amount of revenue and earnings of PayPros since the acquisition date included in the consolidated statement of income for fiscal 2014 was not material. The following pro forma information shows the results of our operations for year ended May 31, 2014 and May 31, 2013 as if the PayPros acquisition had occurred June 1, 2012. The pro forma information is presented for information purposes only and is not necessarily indicative of what would have occurred if the acquisition had been made as of that date. The pro forma information is also not intended to be a projection of future results due to the integration of the acquired business.

	Year Ended May 31,
	Unaudited
	2014	2014	2013	2013
	(Actual)	(Pro forma)	(Actual)	(Pro forma)

	(in thousands, except per share data)
Total revenues	$2,554,236	$2,628,547	$2,375,923	$2,465,319
Net income attributable to Global Payments	$245,286	$241,272	$216,125	$207,032

Net income per share attributable to Global Payments, basic	$1.70	$1.68	$1.39	$1.33
Net income per share attributable to Global Payments, diluted	$1.69	$1.66	$1.38	$1.33

Comercia Global Payments Brazil

Effective September 30, 2013, CaixaBank, S.A. ("CaixaBank"), which owns 49% of Comercia Global Payments ("Comercia"), our subsidiary in Spain, purchased 50% of Global Payments Brazil for $2.1 million in cash and a commitment to fund the capital needs of the business until such time as its cumulative funding was equal to funding that we provided from inception through the effective date of the transaction.  The transaction created a new joint venture which does business as Comercia Global Payments Brazil.  As a result of the transaction, we deconsolidated Global Payments Brazil. Thereafter, we have applied the equity method of accounting to our retained interest in Global Payments Brazil.  We recorded a gain on the transaction of $2.1 million which was included in other income in the consolidated statement of income. The results of Global Payments Brazil from inception until the restructuring into a joint venture on September 30, 2013 were not material to our consolidated results of operations, and the assets and liabilities that we derecognized were not material to our consolidated balance sheet.

CaixaBank completed its initial funding commitment in late fiscal 2014. During fiscal 2015, we and CaixaBank each made additional capital investments in Global Payments Brazil of $11.4 million.

Fiscal 2013

Banca Civica

On December 12, 2012, Comercia completed the acquisition of the merchant acquiring business of Banca Civica, S.A. ("Civica") from CaixaBank for €17.5 million in cash ($22.9 million equivalent as of the acquisition date). This transaction was recorded as a business combination. We recorded the assets acquired and liabilities assumed at fair value as of the acquisition date. The results of operations of this business were not significant to our consolidated results of operations and, accordingly, we have not provided pro forma information relating to this acquisition. Acquisition costs associated with this business combination were not material.

The following table summarizes the fair value of the identifiable assets acquired as of the acquisition date (in thousands):

Customer-related intangible assets	$4,576
Contract-based intangible assets	13,858
18,434
Goodwill	4,445
Total purchase consideration	$22,879

The goodwill associated with the acquisition was included in the Europe segment and is not deductible for tax purposes. The customer-related and contract-based intangible assets have estimated amortization periods of 10 and 18 years, respectively.

Accelerated Payment Technologies

On October 1, 2012, we completed the acquisition of 100% of the common stock of APT for $410.2 million in cash. We funded the acquisition using proceeds from a term loan. We acquired APT, a provider of fully-integrated payment technology solutions for small and medium sized merchants, to expand our direct distribution capabilities in the United States. This transaction was recorded as a business combination. We recorded the assets acquired and liabilities assumed at fair value as of the acquisition date. Acquisition costs associated with this business combination were not material.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed as of the acquisition date (in thousands):

Property and equipment	$1,309
Acquired technology	15,000
Customer-related intangible assets	97,200
Contract-based intangible assets	30,600
Other assets	3,708
Deferred income tax liabilities	(46,167)
101,650
Goodwill	308,518
Total purchase consideration	$410,168

Goodwill of $308.5 million arising from the acquisition was included in the North America segment and is not deductible for tax purposes. The customer-related intangible assets have estimated amortization periods of 12 years. The contract-based intangible assets have estimated amortization periods of 1.5 to 10 years. The acquired technology has an estimated amortization period of 8 years.

Prior to the acquisition, we processed transactions for the majority of APT's merchants through an ISO arrangement. As a result, our revenue did not materially change with this acquisition and the amount of incremental revenue and earnings of APT since the acquisition date included in the consolidated statement of income for fiscal 2013 was not material. Following the acquisition, we no longer pay a monthly residual to APT. The following pro forma information shows the results of our operations for year ended May 31, 2013 as if the APT acquisition had occurred June 1, 2011. The pro forma information is presented for information purposes only and is not necessarily indicative of what would have occurred if the acquisition had been made as of that date. The pro forma information is also not intended to be a projection of future results due to the integration of the acquired business.

	Year Ended May 31,
	Unaudited
	2013	2013
	(Actual)	(Pro forma)

	(in thousands, except per share data)
Total revenues	$2,375,923	$2,380,098
Net income attributable to Global Payments	$216,125	$217,122

Net income per share attributable to Global Payments, basic	$1.39	$1.40
Net income per share attributable to Global Payments, diluted	$1.38	$1.39

Redeemable Noncontrolling Interest Acquisition

On July 26, 2012, we entered into an agreement to purchase HSBC Asia's 44% interest in Global Payments Asia-Pacific Limited ("GPAP") for $242.0 million in cash, which we completed on December 1, 2012. We used a combination of excess cash and existing borrowings to fund the transaction.

The purchase was treated as an equity transaction and reflected as a financing cash outflow in our statement of cash flows. Accordingly, no additional value was ascribed to the assets of GPAP. The difference between the maximum redemption amount of the redeemable noncontrolling interest at July 26, 2012 and our purchase price was recorded as a reduction of paid-in capital of $96.0 million. In accordance with ASC Topic 480, Distinguishing Liabilities from Equity ("ASC 480"), from the agreement date through the close of the transaction, we accounted for our commitment to purchase the remaining 44% of GPAP as a freestanding forward contract. Accordingly as of July 26, 2012, we stopped attributing income to redeemable noncontrolling interest and any subsequent distributions to holders of the redeemable noncontrolling interest were characterized as interest expense. HSBC Asia was entitled to dividends through the closing of the transaction pursuant to the GPAP shareholders' agreement and the purchase agreement. During fiscal 2013, we declared a dividend for fiscal year 2012 of which $8.4 million was paid to HSBC Asia. During fiscal 2014, we declared an additional dividend related to GPAP operations for fiscal year 2013 through the closing date of which $3.3 million was paid to HSBC Asia. Such dividends are reflected as interest expense in our consolidated statements of income in the accordance with the provisions of ASC 480.